BENHAM U.S. TREASURY
                                 AND GOVERNMENT
                               MONEY MARKET FUNDS

                                   ---------

                     Semiannual Report * September 30, 1996



                      [Sketch of the American Eagle similar
                       to that displayed on U.S. currency]



                           Capital Preservation Fund
                          Capital Preservation Fund II
                             Government Agency Fund


                         Twentieth Century Mutual Funds
                              and The Benham Group

                                  [cover page]


                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MARKET SUMMARY.......................................  2

   CAPITAL PRESERVATION FUND
   Performance Information..............................  3
   Portfolio Statistics & Composition...................  4
   Management Discussion................................  5
   Financial Highlights..................................14
   Financial Statements and Notes........................17
   Schedule of Investments...............................24

   CAPITAL PRESERVATION FUND II
   Performance Information..............................  6
   Management Discussion and Portfolio Statistics.......  7
   Financial Highlights..................................15
   Financial Statements and Notes........................17
   Schedule of Investments...............................25

   BENHAM GOVERNMENT AGENCY FUND
   Performance Information..............................  8
   Portfolio Statistics & Composition...................  9
   Management Discussion.................................10
   Financial Highlights..................................16
   Financial Statements and Notes........................17
   Schedule of Investments...............................27

   INVESTMENT FUNDAMENTALS
   Money Market Instruments..............................11
   Other Definitions.....................................13





                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM          [photo of
                             Chairman, Benham Funds    James M. Benham]

The U.S. economy grew at a healthy pace for the first three quarters of 1996, confounding market analysts who predicted a significant slowdown. During 1995, economic weakness prompted the Federal Reserve (the Fed) to make a series of short-term interest rate cuts, culminating in a quarter-of-a-percent cut in January 1996. This expansionary monetary policy helped speed the pace of U.S. economic growth from an anemic 0.3% annual rate in the fourth quarter of 1995 to 2.0% in the first quarter of 1996. Growth expanded further to an impressive 4.7% in the second quarter of the year (see the graph below).

[bar graph - data listed below]

Stronger-than-expected corporate earnings fueled increased corporate expansion and job growth. Nearly two million new jobs were created in the first nine months of the year, sending the U.S. unemployment rate to a six-year low. Healthy employment numbers and a strong performance by U.S. stocks led to fears of inflationary pressure and expectations of an interest rate hike by the Fed. As a result, U.S. bonds overall gave a lackluster performance.

But the expected surge in inflation failed to materialize. For the first nine months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%, compared to the 2.5% inflation rate for all of 1995 (the lowest annual rate since 1986). Because of this apparent lack of inflationary pressure, the Fed held interest rates steady through September.

But the economic picture remains uncertain. The economy grew at a 2.2% annual rate in the third quarter, and recent economic data seem to suggest that the economy may be slowing. Market participants are no longer sure that the Fed will raise interest rates this year, and some even contend that the Fed's next move may be toward lower rates. On the other hand, signs of wage inflation have surfaced in recent employment reports. In spite of higher interest rates for most of this year, the housing market has remained robust, and consumer confidence is high, indicating that the U.S. consumer may still have some spending power. Given the present state of economic uncertainty, it is likely that shifting expectations of Fed interest rate policy may have more of an impact on U.S. financial markets in the coming months than any actual move by the Fed.

[graph data]
GDP (Annualized)
vs. Inflation (Consumer Price Index)
July 1994 - September 1996
                  GDP               CPI
Jan-94                              2.52%
Feb-94                              2.51
Mar-94            2.50%             2.51
Apr-94                              2.36
May-94                              2.29
Jun-94            4.90              2.56
Jul-94                              2.70
Aug-94                              2.90
Sep-94            3.50              3.03
Oct-94                              2.68
Nov-94                              2.60
Dec-94            3.00              2.60
Jan-95                              2.87
Feb-95                              2.79
Mar-95            0.40              2.86
Apr-95                              2.98
May-95                              3.12
Jun-95            0.70              3.04
Jul-95                              2.83
Aug-95                              2.62
Sep-95            3.80              2.54
Oct-95                              2.74
Nov-95                              2.67
Dec-95            0.30              2.67
Jan-96                              2.72
Feb-96                              2.72
Mar-96            2.00              2.84
Apr-96                              2.90
May-96                              2.96
Jun-96            4.70              2.75
Jul-96                              2.95
Aug-96                              2.88
Sep-96            2.20              3.00
Source: Bloomberg Financial Markets

                                       1

                                 MARKET SUMMARY
                       GOVERNMENT MONEY MARKET SECURITIES

During the six-month period ended September 30, 1996, the Federal Reserve held short-term interest rates steady. However, the combination of stronger-than-expected economic growth and low inflation (discussed on page 1) caused uncertainty in U.S. financial markets about the Fed's interest rate intentions. Money market yields fluctuated throughout the period in response to each change in market expectations.

The graph below illustrates this reactive volatility in money market rates. The federal funds rate target (the lending rate targeted by the Fed for large overnight loans between commercial banks) remained steady after the Fed's last rate hike in January. But the three-month Treasury bill yield, which tends to reflect the financial market's current expectations of interest rate policy, fluctuated significantly. Some of the sharpest movements in the three-month T-bill yield occurred at the beginning of each month, when the government released its monthly employment report. The markets monitor this report closely, viewing it as a key gauge of economic strength.

The general trend in money market rates during the six-month period reflected the market's expectations of Fed interest rate policy. After falling in early April, the three-month T-bill yield rose by more than 30 basis points (a basis point equals 0.01%) between April and July, reflecting the market's belief that the Fed would raise rates during the second half of the year. Late in the period, however, the market became less certain about a Fed rate hike, and the three-month T-bill yield reversed its course, ending up 10 basis points lower than it was at the start of the period. Demand from foreign central banks also contributed to lower T-bill yields.

Although the three-month T-bill yield fell during the period, government money market fund yields rose slightly. According to IBC Financial Data, the seven-day current yield of the average U.S. government money market fund rose from 4.63% to 4.69% during the six-month period.

[line graph - data below]

Fed Funds Rate Target vs. Three-Month T-Bill Yield
                  3-month T-Bill Yield      Fed Funds Rate Target
4/1/96            5.16%                     5.25%
4/2/96            5.16                      5.25
4/3/96            5.15                      5.25
4/4/96            5.11                      5.25
4/5/96            5.13                      5.25
4/8/96            5.15                      5.25
4/9/96            5.08                      5.25
4/10/96           5.08                      5.25
4/11/96           5.09                      5.25
4/12/96           5.07                      5.25
4/15/96           5.00                      5.25
4/16/96           4.96                      5.25
4/17/96           4.95                      5.25
4/18/96           4.99                      5.25
4/19/96           5.02                      5.25
4/22/96           4.99                      5.25
4/23/96           5.10                      5.25
4/24/96           5.13                      5.25
4/25/96           5.10                      5.25
4/26/96           5.12                      5.25
4/29/96           5.14                      5.25
4/30/96           5.16                      5.25
5/1/96            5.11                      5.25
5/2/96            5.12                      5.25
5/3/96            5.14                      5.25
5/6/96            5.12                      5.25
5/7/96            5.15                      5.25
5/8/96            5.12                      5.25
5/9/96            5.13                      5.25
5/10/96           5.13                      5.25
5/13/96           5.16                      5.25
5/14/96           5.14                      5.25
5/15/96           5.14                      5.25
5/16/96           5.16                      5.25
5/17/96           5.16                      5.25
5/20/96           5.16                      5.25
5/21/96           5.19                      5.25
5/22/96           5.19                      5.25
5/23/96           5.19                      5.25
5/24/96           5.18                      5.25
5/27/96           5.18                      5.25
5/28/96           5.18                      5.25
5/29/96           5.18                      5.25
5/30/96           5.19                      5.25
5/31/96           5.18                      5.25
6/3/96            5.22                      5.25
6/4/96            5.23                      5.25
6/5/96            5.22                      5.25
6/6/96            5.20                      5.25
6/7/96            5.26                      5.25
6/10/96           5.29                      5.25
6/11/96           5.27                      5.25
6/12/96           5.26                      5.25
6/13/96           5.24                      5.25
6/14/96           5.20                      5.25
6/17/96           5.18                      5.25
6/18/96           5.22                      5.25
6/19/96           5.24                      5.25
6/20/96           5.27                      5.25
6/21/96           5.27                      5.25
6/24/96           5.28                      5.25
6/25/96           5.25                      5.25
6/26/96           5.24                      5.25
6/27/96           5.20                      5.25
6/28/96           5.17                      5.25
7/1/96            5.22                      5.25
7/2/96            5.32                      5.25
7/3/96            5.23                      5.25
7/4/96            5.22                      5.25
7/5/96            5.30                      5.25
7/8/96            5.30                      5.25
7/9/96            5.35                      5.25
7/10/96           5.28                      5.25
7/11/96           5.26                      5.25
7/12/96           5.30                      5.25
7/15/96           5.29                      5.25
7/16/96           5.26                      5.25
7/17/96           5.26                      5.25
7/18/96           5.25                      5.25
7/19/96           5.29                      5.25
7/22/96           5.31                      5.25
7/23/96           5.31                      5.25
7/24/96           5.31                      5.25
7/25/96           5.29                      5.25
7/26/96           5.29                      5.25
7/29/96           5.36                      5.25
7/30/96           5.35                      5.25
7/31/96           5.32                      5.25
8/1/96            5.26                      5.25
8/2/96            5.20                      5.25
8/5/96            5.18                      5.25
8/6/96            5.19                      5.25
8/7/96            5.17                      5.25
8/8/96            5.15                      5.25
8/9/96            5.15                      5.25
8/12/96           5.14                      5.25
8/13/96           5.18                      5.25
8/14/96           5.17                      5.25
8/15/96           5.20                      5.25
8/16/96           5.18                      5.25
8/19/96           5.19                      5.25
8/20/96           5.17                      5.25
8/21/96           5.14                      5.25
8/22/96           5.13                      5.25
8/23/96           5.17                      5.25
8/26/96           5.19                      5.25
8/27/96           5.19                      5.25
8/28/96           5.20                      5.25
8/29/96           5.23                      5.25
8/30/96           5.29                      5.25
9/2/96            5.29                      5.25
9/3/96            5.31                      5.25
9/4/96            5.32                      5.25
9/5/96            5.36                      5.25
9/6/96            5.33                      5.25
9/9/96            5.28                      5.25
9/10/96           5.29                      5.25
9/11/96           5.30                      5.25
9/12/96           5.28                      5.25
9/13/96           5.20                      5.25
9/16/96           5.17                      5.25
9/17/96           5.32                      5.25
9/18/96           5.26                      5.25
9/19/96           5.23                      5.25
9/20/96           5.29                      5.25
9/23/96           5.30                      5.25
9/24/96           5.11                      5.25
9/25/96           5.06                      5.25
9/26/96           5.01                      5.25
9/27/96           5.03                      5.25
9/30/96           5.04                      5.25
Source: Bloomberg Financial Markets

                                       2

                            CAPITAL PRESERVATION FUND
                         YIELD AND TOTAL RETURN SUMMARY
                      For Periods Ended September 30, 1996

   Net Asset      7-Day      7-Day          Average Annual Total Returns
     Value       Current   Effective
--------------------------------------------------------------------------------
(4/1/96-9/30/96)  Yield      Yield     1 Year    3 Years    5 Years  10 Years
--------------------------------------------------------------------------------

     $1.00         4.73%      4.85%      4.92%     4.41%     3.95%     5.35%

The Fund commenced operations on October 13, 1972.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.


                             PERFORMANCE DEFINITIONS

The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 14.



                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "U.S. Treasury Money Market Funds" category.

                          1 Year        3 Years       5 Years      10 Years
The Fund:                 4.92%         4.41%         3.95%        5.35%
Category Average:         4.82%         4.33%         3.89%        5.34%
The Fund`s Ranking:       25 out of 92  23 out of 73  14 out of 47 6 out of 15

Total returns are based on historical performance and do not guarantee future results.

                                       3


                            CAPITAL PRESERVATION FUND
                            KEY PORTFOLIO STATISTICS

                                    9/30/96             3/31/96

         Portfolio Value:           $2,975,728,537      $2,884,311,605
         Number of Issues:          19                  24
         Average Maturity:          46 days             47 days

For definitions of these terms, see page 13.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE

                                  [pie charts]

                    9/30/96                       3/31/96
                    Treasury Bills: 53.8%         Treasury Bills: 71.3%
                    Treasury Notes: 42.2%         Treasury Notes: 28.7%
                    STRIPS: 4.0%

For definitions of these security types, see page 12.

                        PORTFOLIO COMPOSITION BY MATURITY

                                  [pie charts]

                    9/30/96                       3/31/96
                    1-30 days: 52.6%              1-30 days: 38.1%
                    31-60 days: 34.6%             31-60 days: 28.2%
                    61-90 days: 7.5%              61-90 days: 17.3%
                    91-180 days: 5.3%             91-180 days: 13.3%
                                                  181-397 days: 3.1%

The Fund's dollar-weighted average maturity will not exceed 60 days. The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

                                       4

                            CAPITAL PRESERVATION FUND
                              MANAGEMENT DISCUSSION
                      with Brian Howell, Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 11-13).

Q:       How did the Fund perform?

A: The Fund continued to perform above average compared to its peers. For the six-month period ended September 30, 1996, the Fund's total return was 2.39%, compared to the 2.32% average total return for the 97 funds in Lipper's "U.S. Treasury Money Market Funds" category over the same period. The Fund also outperformed its peer group average over longer time periods (see the Lipper Performance Comparison on page 3 for comparisons of the Fund's one-year, three-year, five-year and ten-year returns).

Q:       How was the Fund positioned during the six-month period?

A:       The Fund's  average  maturity* was slightly  longer than neutral (45-50 days) in April and May. We shortened the Fund's maturity to around 40 days in June, when strong employment growth and hints of wage pressures increased the likelihood of an interest rate increase by the Federal Reserve. But the potential inflation increase never materialized, so we extended back out to about 50 days toward the end of the period.

Q: Treasury notes* made up nearly half of the Fund's portfolio at the end of the period, up from about 25% six months before. What's the attraction?

A: We typically use Treasury notes and STRIPS* to enhance Fund performance without incurring any additional risk. For much of the period, Treasury notes were offering yields 10-15 basis points* higher than Treasury bills with comparable maturities. T-bill yields were depressed by strong demand from foreign central banks, as well as from stock and bond investors concerned about a market correction. We took advantage of these wide spreads to boost the Fund's yield.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We believe that the Fed has dug its heels in and won't raise interest rates unless it sees a string of strong economic reports. Accordingly, we plan to keep the Fund's average maturity longer than neutral, in a range of 45-55 days. As shifting supply and demand factors cause temporary yield increases, we will look to extend the Fund's average maturity out to the upper end of this range.

                                       5

                          CAPITAL PRESERVATION FUND II
                         YIELD AND TOTAL RETURN SUMMARY
                      For Periods Ended September 30, 1996

   Net Asset      7-Day      7-Day          Average Annual Total Returns
     Value       Current   Effective
--------------------------------------------------------------------------------
(4/1/96-9/30/96)  Yield      Yield     1 Year    3 Years    5 Years  10 Years
--------------------------------------------------------------------------------

     $1.00         4.59%      4.69%      4.82%     4.28%     3.73%     5.30%


The Fund commenced operations on May 16, 1980.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                             PERFORMANCE DEFINITIONS

The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 15.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "U.S. Treasury Money Market Funds" category.

                          1 Year        3 Years       5 Years      10 Years
The Fund:                 4.82%         4.28%         3.73%        5.30%
Category Average:         4.82%         4.33%         3.89%        5.34%
The Fund`s Ranking:       45 out of 92  46 out of 73  39 out of 47 8 out of 15

Total returns are based on historical performance and do not guarantee future results.

                                       6

                          CAPITAL PRESERVATION FUND II
                              MANAGEMENT DISCUSSION
                with Denise Tabacco, Associate Portfolio Manager

Q:       How did the Fund perform?

A: For the six-month period ended September 30, 1996, the Fund's total return was 2.33%, compared to the 2.32% average total return for the 97 funds in Lipper's "U.S. Treasury Money Market Funds" category over the same period (see the Lipper Performance Comparison on page 6 for additional comparative performance figures).

Q:       How was the Fund positioned during the six-month period?

A: There was little change to the Fund's investment strategy. For the most part, the Fund maintained a one-day average maturity by investing primarily in overnight repurchase agreements (repos) collateralized by U.S. Treasury securities.

Q: There was some unusual activity in the repo market in late July and early August. Can you explain?

A: At specific times during the year, repo rates tend to rise temporarily in response to increased demand for cash in the repo market. Demand increases at month-end, quarter-end and year-end, when businesses use their cash for balance sheet purposes. In addition, bank reserve settlements occur every other Wednesday--on these days, member banks typically need cash to meet their reserve requirements.

         All of these factors came together on July 31. In addition to month-end business demands for cash, the 31st was the settlement date for Treasury auctions of two-year and five-year notes, as well as a Wednesday bank reserve settlement date. The huge demand for cash caused the overnight repo rate to surge from 5.33% to 6.35% in a single day. It took nearly a week before the rate stabilized around 5.25%.

Q:       Looking ahead, what are your plans for the Fund in the next six months?

A: We will continue to invest in overnight repos. In general, repo rates tend to closely track the federal funds rate, the Fed's short-term interest rate target. We believe the Fed will be on hold for the remainder of 1996, so we expect fairly steady repo rates over the next few months.

                            KEY PORTFOLIO STATISTICS

                                    9/30/96             3/31/96
         Portfolio Value:           $240,000,000        $244,000,000
         Number of Issues:          12                  13
         Average Maturity:          1 day               3 days

For definitions of these terms, see page 13.

                                       7

                             GOVERNMENT AGENCY FUND
                         YIELD AND TOTAL RETURN SUMMARY
                      For Periods Ended September 30, 1996

   Net Asset      7-Day      7-Day          Average Annual Total Returns
     Value       Current   Effective
--------------------------------------------------------------------------------
(4/1/96-9/30/96)  Yield      Yield      1 Year   3 Years  5 Years  Life of Fund
--------------------------------------------------------------------------------

     $1.00         4.78%      4.89%      5.01%     4.54%    4.05%      4.96%

The Fund commenced operations on December 5, 1989.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.


                             PERFORMANCE DEFINITIONS

The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 16.



                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "U.S. Government Money Market Funds" category.

                      1 Year         3 Years       5 Years       Life of Fund+
The Fund:             5.01%          4.54%         4.05%         4.95%
Category Average:     4.84%          4.36%         3.90%         4.64%
The Fund`s Ranking:   29 out of 113  20 out of 92  16 out of 72  4 out of 56

+ from December 31, 1989, through September 30, 1996

Total returns are based on historical performance and do not guarantee future results.

                                       8

                             GOVERNMENT AGENCY FUND
                            KEY PORTFOLIO STATISTICS

                                    9/30/96             3/31/96

         Portfolio Value:           $479,110,026        $499,687,813
         Number of Issues:          40                  49
         Average Maturity:          49 days             44 days

For definitions of these terms, see page 13.


                     PORTFOLIO COMPOSITION BY SECURITY TYPE

[pie charts]

9/30/96
Government Agency Discount Notes: 70.2%
Floating-Rate Agency Notes: 22.7%
Government Agency Notes: 7.1%

3/31/96
Government Agency Discount Notes: 78.6%
Floating-Rate Agency Notes: 13.9%
Government Agency Notes: 6.6%
Treasury Securities: 0.9%

For definitions of these security types, see pages 11-12.


                        PORTFOLIO COMPOSITION BY MATURITY

                                  [pie charts]

                 9/30/96                       3/31/96
                 1-30 days: 38.9%              1-30 days: 56.1%
                 31-60 days: 27.3%             31-60 days: 15.2%
                 61-90 days: 15.0%             61-90 days: 12.7%
                 91-180 days: 17.0%            91-180 days: 12.7%
                 181-397 days: 1.8%            181-397 days: 3.3%

The Fund's dollar-weighted average maturity will not exceed 60 days. The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

                                       9

                             GOVERNMENT AGENCY FUND
                              MANAGEMENT DISCUSSION
                      with Brian Howell, Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 11-13).

Q:       How did the Fund perform?

A: The Fund continued to perform well compared to its peers. For the six-month period ended September 30, 1996, the Fund's total return was 2.43%, compared to the 2.34% average total return for the 116 funds in Lipper's "U.S. Government Money Market Funds" category over the same period. The Fund also outperformed its peer group average over longer time periods (see the Lipper Performance Comparison on page 8 for comparisons of the Fund's one-year, three-year, five-year and life-of-fund returns).

Q:       How was the Fund positioned during the six-month period?

A: We kept the Fund's average maturity* shorter than neutral (35-45 days) for most of the period, primarily because of our expectations for a Fed interest rate increase. But supply factors also contributed to this positioning--most of the short-term securities issued by government agencies tend to have maturities of 30-60 days, and this heavy supply results in higher yields. By the end of the period, a rate hike by the Fed became less likely, so we extended the Fund's maturity back out to a neutral position (around 45 days).

Q: You increased the Fund's holdings of floating-rate agency notes* during the period. Why?

A: "Floaters" typically have short maturities because of their frequent interest rate resets--most of the Fund's floaters reset their rates weekly--and this characteristic was useful when we were keeping the Fund's maturity relatively short. Floaters also tend to perform best when the Fed raises short-term interest rates. At one point, we had as much as 25% of the Fund's portfolio invested in floaters, but we cut back to about 20% when we extended the Fund's maturity back to neutral.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We believe that the Fed has dug its heels in and won't raise interest rates unless it sees a string of strong economic reports. Accordingly, we plan to keep the Fund's average maturity around neutral, in a range of 45-50 days. As shifting supply and demand factors cause temporary yield increases, we will look to extend the Fund's average maturity out to the upper end of this range.

                                       10

                             INVESTMENT FUNDAMENTALS
                            MONEY MARKET INSTRUMENTS

The Money Market

The "money market" is a highly liquid, multi-trillion-dollar worldwide financial market that matches supply from corporations, banks and governments that have short-term cash or borrowing needs with demand from investors who want to buy short-term, low-risk, interest-bearing instruments.

On the supply side, corporate, financial and fiscal entities sometimes have more current obligations to meet than cash on hand. They are therefore willing to sell short-term IOUs to investors in exchange for cash. For example, corporations issue short-term securities called commercial paper to raise cash to cover current expenses that are incurred before anticipated revenues.

On the demand side, investors want a place to park their money in the short term where it can earn interest, retain value and be readily available for other opportunities or expense payments. Finance officers at corporations, banks, government offices and securities firms saw how they could satisfy both sides by issuing certain types of debt securities.

Most money market securities are issued at a discount and pay full value at maturity (13 months or less). The difference between the purchase value and the maturity value is the imputed interest.

Common U.S. Government Money Market Securities

Floating-Rate Agency Notes (Floaters)--debt securities issued by U.S. government agencies with interest rates that change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). Floaters are considered derivatives because they "derive" their interest rates from their designated base rates. However, floaters are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider floaters to be inappropriate investments for money market funds.

Government Agency Discount Notes--short-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

                                       11

                             INVESTMENT FUNDAMENTALS
                            MONEY MARKET INSTRUMENTS
                       (Continued from the previous page)

Government Agency Notes--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years. Benham Government Agency Fund typically buys agency notes with remaining terms of 180 days or less.

Repurchase Agreements (Repos)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). Capital Preservation Fund II typically invests in repos backed by U.S. Treasury securities.

STRIPS--zero-coupon securities (zeros) issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Unlike ordinary Treasury securities, which pay interest periodically, zeros pay no interest. Instead, these securities are issued at a deep discount and then redeemed for their full face value at maturity. Capital Preservation Fund typically buys STRIPS with remaining maturities of 180 days or less.

Treasury Bills (T-bills)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year. Capital Preservation Fund typically buys T-bills with remaining maturities of 90 days or less.

Treasury Notes (T-notes)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from 2 to 30 years. Capital Preservation Fund typically buys T-notes with remaining maturities of 180 days or less.

                                       12

                             INVESTMENT FUNDAMENTALS
                                OTHER DEFINITIONS


Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve (one that shows short-term securities having almost the same yields as long-term securities) or an "inverted" yield curve (one that shows short-term securities having higher yields than long-term securities) provide little or no extra return for taking on more risk.

Portfolio Statistics

Portfolio Value--the amortized cost of a money market fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all maturities in a fund's portfolio (see also below).

Average Maturity

Average maturity measures the interest rate sensitivity and interest rate exposure of a money market portfolio. It reflects the average amount of time that will pass until the securities in the portfolio mature. The longer a portfolio's average maturity, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a 90-day average maturity will take much longer to reinvest its maturing securities than a portfolio with a 30-day average maturity. Portfolios with longer average maturities generally pay higher yields to compensate for the greater interest rate exposure. To help ensure the share price stability of money market funds, the SEC mandates that a money market fund's average maturity cannot exceed 90 days.

Average maturity is also an important strategic tool. Reducing a fund's average maturity as interest rates rise allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities. Conversely, lengthening a fund's average maturity as interest rates fall allows the portfolio manager to "lock in" higher yields.

                                       13

                         CAPITAL PRESERVATION FUND, INC.
                              FINANCIAL HIGHLIGHTS
      For a Share Outstanding Throughout the Six Months Ended September 30
                   and Years Ended March 31 (except as noted)

                               Sept. 30,
                                 1996    Mar. 31,  Mar. 31,   Mar. 31,  Mar. 31,  Sept. 30, Sept. 30, Sept. 30,  Sept. 30, Sept. 30,
                              (Unaudited)  1996      1995       1994      1993+     1992      1991      1990       1989      1988
                               --------   -------   -------    -------   -------   -------   -------   -------    -------   -------
PER-SHARE DATA
-----------------
Net Asset Value at Beginning of
    Period .................       $1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00
  Income From Investment Operations
  Net Investment Income ....       .0234     .0521     .0424     .0259     .0134     .0382     .0603     .0750     .0800     .0608

  Less Distributions
  Dividends from Net
    Investment Income ......      (.0234)   (.0521)   (.0424)   (.0259)   (.0134)   (.0382)   (.0603)   (.0750)   (.0800)   (.0608)
                                   -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Asset Value at End of
  Period ...................       $1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00      1.00
                                   =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
TOTAL RETURN* ..............        2.39%     5.21%     4.31%     2.63%     1.35%     3.88%     6.27%     7.77%     8.27%     6.30%
---------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
    (in thousands) .........  $3,016,281 3,077,558 2,883,350 2,786,614 2,943,242 3,045,501 3,375,505 3,098,997 2,736,531 2,187,096
Ratio of Expenses to Average
    Daily Net Assets++ .....         .49%**    .51%      .50%      .51%      .50%**    .51%      .52%      .56%      .57%      .59%
Ratio of Net Investment Income to
    Average Daily
    Net Assets++ ...........        4.68%**   5.07%     4.24%     2.59%     2.68%**   3.82%     6.03%     7.50%     8.00%     6.08%
---------------

+   The fiscal  year-end for Capital  Preservation  Fund was changed from  September 30 to March 31 beginning  with the period ended
    March 31, 1993. This column represents a six-month period.
++  The ratio  beginning with the year ended March 31, 1996,  includes  expenses paid through expense offset  arrangements.  * Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.

    See the accompanying notes to financial statements.

                                       14

                       CAPITAL PRESERVATION FUND II, INC.
                              FINANCIAL HIGHLIGHTS
      For a Share Outstanding Throughout the Six Months Ended September 30
                   and Years Ended March 31 (except as noted)

                               Sept. 30,
                                 1996    Mar. 31,  Mar. 31,   Mar. 31,  Mar. 31,  Sept. 30, Sept. 30, Sept. 30,  Sept. 30, Sept. 30,
                              (Unaudited)  1996      1995       1994      1993+     1992      1991      1990       1989      1988
                               --------   -------   -------    -------   -------   -------   -------   -------    -------   -------
PER-SHARE DATA
--------------
Net Asset Value at Beginning of
  Period ...................     $1.00     1.00     1.00        1.00      1.00       1.00      1.00      1.00      1.00      1.00
  Income From Investment
   Operations
  Net Investment Income ....     .0228    .0515     .0406      .0237     .0120      .0341     .0591     .0764     .0834     .0626

  Less Distributions
  Dividends from Net
    Investment Income ......    (.0228)  (.0515)   (.0406)    (.0237)   (.0120)    (.0341)   (.0591)   (.0764)   (.0834)   (.0626)
                                 -----    -----     -----      -----     -----      -----     -----     -----     -----     -----
Net Asset Value at End of
 Period ....................     $1.00     1.00      1.00       1.00      1.00       1.00      1.00      1.00      1.00      1.00
                                 =====     =====     =====      =====     =====     =====      =====     =====     =====     =====
TOTAL RETURN* ..............      2.33%    5.15%     4.17%      2.40%     1.21%      3.42%     6.07%     7.91%     8.64%     6.46%
-------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
    (in thousands) .........  $240,697  245,576   262,440    283,487   313,855    339,729   474,888   617,885   707,716   537,653
Ratio of Expenses to Average Daily
    Net Assets++ ...........       .74%**   .76%      .75%       .75%      .75%**     .74%      .70%      .69%      .71%      .73%
Ratio of Net Investment Income to
    Average Daily
    Net Assets++ ...........      4.54%**  5.03%     4.06%      2.37%     2.40%**    3.41%     5.91%     7.64%     8.34%     6.26%
---------------

+   The fiscal year-end for Capital  Preservation  Fund II was changed from September 30 to March 31 beginning with the period ended
    March 31, 1993. This column represents a six-month period.
++  The ratio  beginning with the year ended March 31, 1996,  includes  expenses paid through expense offset  arrangements.  * Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.

    See the accompanying notes to financial statements.

                                       15

                          BENHAM GOVERNMENT AGENCY FUND
                              FINANCIAL HIGHLIGHTS
      For a Share Outstanding Throughout the Six Months Ended September 30
                   and Years Ended March 31 (except as noted)


                                             Sept. 30,
                                               1996     Mar. 31,    Mar. 31,   Mar. 31,   Mar. 31,   Mar. 31,   Mar. 31,   Mar. 31,
                                            (Unaudited)   1996        1995       1994       1993       1992       1991       1990+
                                             --------   --------    --------   --------   --------   --------   --------   --------
PER-SHARE DATA
-----------------
Net Asset Value at Beginning of Period ....   $1.00        1.00     1.00        1.00       1.00       1.00       1.00        1.00
  Income From Investment Operations
  Net Investment Income ...................   .0238       .0535    .0435       .0265      .0304      .0517      .0742       .0264

  Less Distributions
  Dividends from Net Investment Income ....  (.0238)     (.0535)  (.0435)     (.0265)    (.0304)    (.0517)    (.0742)     (.0264)
                                               -----      -----     -----      -----      -----      -----       -----       -----
Net Asset Value at End of Period ..........   $1.00        1.00     1.00        1.00       1.00       1.00       1.00        1.00
                                               =====      =====     =====      =====      =====      =====       =====       =====
TOTAL RETURN* .............................    2.43%       5.35%    4.47%       2.69%      3.07%      5.29%      7.97%       2.65%
---------------
SUPPLEMENTAL DATA AND RATIOS
---------------------------------
Net Assets at End of Period
  (in thousands) ..........................$482,665     503,328  461,803     561,766    646,006    906,368  1,073,730      61,768
Ratio of Expenses to Average Daily Net
  Assets++ ................................     .57%**      .51%     .50%        .50%       .50%       .30%         0%          0%
Ratio of Net Investment Income to Average
  Daily Net Assets++ ......................    4.75%**     5.20%    4.35%       2.65%      3.04%      5.17%      7.42%       8.25%**

---------------

+   From December 5, 1989 (commencement of operations), through March 31, 1990.
++  The ratio  beginning with the year ended March 31, 1996,  includes  expenses paid through expense offset  arrangements.  * Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
**  Annualized.

    See the accompanying notes to financial statements.

                                       16

                      STATEMENTS OF ASSETS AND LIABILITIES
                               September 30, 1996
                                   (Unaudited)


                                                                                             Capital       Capital        Benham
                                                                                          Preservation  Preservation    Government
                                                                                              Fund         Fund II      Agency Fund
                                                                                           ----------    ----------     ----------
ASSETS
  Investment securities (amortized cost of $2,975,728,537, $240,000,000 and
    $479,110,026, respectively) ....................................................   $2,975,728,537    240,000,000   479,110,026
  Cash .............................................................................       21,127,384      1,690,309     4,448,767
  Interest receivable ..............................................................       30,961,030         37,819     1,698,812
  Prepaid expenses and other assets ................................................           36,353          8,010         5,975
                                                                                        -------------  -------------  ------------
    Total assets ...................................................................    3,027,853,304    241,736,138   485,263,580
                                                                                        -------------  -------------  ------------
LIABILITIES
  Payable for fund shares redeemed .................................................        7,219,379        604,990     1,521,867
  Disbursements in excess of demand deposit cash ...................................        2,979,722        288,167       834,157
  Dividends payable ................................................................           20,838          1,281             0
  Payable to affiliates (Note 2) ...................................................        1,202,415        143,134       241,378
  Accrued expenses and other liabilities ...........................................          149,773          1,081           941
                                                                                        -------------  -------------  ------------
    Total liabilities ..............................................................       11,572,127      1,038,653     2,598,343
                                                                                        -------------  -------------  ------------
NET ASSETS, consisting of capital stock, equivalent to $1.00 per share .............   $3,016,281,177    240,697,485   482,665,237
                                                                                        =============  =============  ============
Outstanding shares (Note 3) ........................................................    3,016,281,177    240,697,485   482,665,237
                                                                                        =============  =============  ============
Net asset value, offering and redemption price per share ...........................            $1.00           1.00          1.00
                                                                                                =====           ====          ====
------------------------

See the accompanying notes to financial statements.

                                       17

                            STATEMENTS OF OPERATIONS
                   For the Six Months Ended September 30, 1996
                                   (Unaudited)

                                                                                             Capital       Capital        Benham
                                                                                          Preservation  Preservation    Government
                                                                                              Fund         Fund II      Agency Fund
                                                                                             -------       -------        -------
Investment income ..................................................................     $ 78,858,164     6,412,239     13,034,042
                                                                                          -----------   -----------    -----------
Expenses (Note 2)
  Investment advisory fees .........................................................        4,085,072       560,923        682,603
  Transfer agency fees .............................................................        1,266,363       145,503        290,190
  Administrative fees ..............................................................        1,464,925       116,610        235,172
  Printing and postage .............................................................          278,534        22,405         51,751
  Custodian fees ...................................................................          210,951        30,877         37,392
  Auditing and legal fees ..........................................................           43,156        12,085         15,085
  Registration and filing fees .....................................................           36,047        21,192          7,179
  Directors' fees and expenses .....................................................           36,408         8,048          5,999
  Other operating expenses .........................................................           71,805         9,763         25,310
                                                                                          -----------   -----------    -----------
    Total expenses .................................................................        7,493,261       927,406      1,350,681
Amount recouped (waived) (Note 2) ..................................................                0       (24,532)        54,042
Custodian earnings credits (Note 4) ................................................         (110,147)       (7,963)       (17,144)
                                                                                          -----------   -----------    -----------
  Net expenses .....................................................................        7,383,114       894,911      1,387,579
                                                                                          -----------   -----------    -----------
    Net investment income ..........................................................     $ 71,475,050     5,517,328     11,646,463
                                                                                          ===========   ===========    ===========
------------------------

See the accompanying notes to financial statements.

                                       18

                       STATEMENTS OF CHANGES IN NET ASSETS
 For the Six Months Ended September 30, 1996 (Unaudited), and the Year Ended March 31, 1996


                                                        Capital                       Capital                Benham Government
                                                   Preservation Fund            Preservation Fund II             Agency Fund
                                                  ------------------             ------------------          ------------------
                                                 Sept. 30,     March 31,       Sept. 30,     March 31,     Sept. 30,     March 31,
                                                   1996          1996            1996          1996          1996          1996
                                                 --------      --------        --------      --------      --------      --------
From investment activities:
  Net investment income ................... $    71,475,050     151,847,678     5,517,328    12,712,502    11,646,463    25,588,121
                                            ---------------  --------------  ------------  ------------  ------------  ------------
From distributions to shareholders:
  Net investment income ...................     (71,475,050)   (151,847,678)   (5,517,328)  (12,712,502)  (11,646,463)  (25,588,121)
                                            ---------------  --------------  ------------  ------------  ------------  ------------
From capital share transactions:
  Proceeds from sales of shares ...........   1,162,041,326   3,051,788,845    76,587,286   171,364,900   201,154,449   527,427,754
  Net asset value of dividends reinvested .      69,020,959     144,805,698     5,361,675    12,161,767    11,371,201    24,618,517
  Cost of shares redeemed .................  (1,292,339,605) (3,002,386,181)  (86,827,654) (200,390,890) (233,188,696) (510,520,815)
                                            ---------------  --------------  ------------  ------------  ------------  ------------
  Change in net assets derived from
   capital share transactions .............     (61,277,320)    194,208,362    (4,878,693)  (16,864,223)  (20,663,046)   41,525,456
                                            ---------------  --------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets .     (61,277,320)    194,208,362    (4,878,693)  (16,864,223)  (20,663,046)   41,525,456

Net assets:
  Beginning of period .....................   3,077,558,497   2,883,350,135   245,576,178   262,440,401   503,328,283   461,802,827
                                            ---------------  --------------  ------------  ------------  ------------  ------------
  End of period ........................... $ 3,016,281,177   3,077,558,497   240,697,485   245,576,178   482,665,237   503,328,283
                                            ===============  ==============  ============  ============  ============  ============

------------------------

See the accompanying notes to financial statements.

                                       19


NOTES TO FINANCIAL STATEMENTS
September 30, 1996
(Unaudited)

(1)   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Capital  Preservation Fund, Inc. (CPF),  Capital Preservation Fund II, Inc. (CPF
II) and Benham Government Agency Fund (BGAF) (the Funds) are open-end, diversified management investment companies registered under the Investment Company Act of 1940. BGAF is one of the six funds composing Benham Government Income Trust (BGIT). CPF invests exclusively in short-term U.S. Treasury securities. CPF II invests primarily in repurchase agreements collateralized by U.S. government securities. BGAF invests exclusively in obligations of the U.S. government and its agencies and instrumentalities. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--The portfolio securities are valued at amortized cost, which approximates current market value.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premiums and discounts are amortized daily on a straight-line basis.

Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held on the Fund's behalf by its custodian bank. Repurchase agreements are collateralized by U.S. government securities whose market value plus accrued interest exceed the value of the repurchase agreement.

Forward Commitments--Periodically, CPF and BGAF enter into purchase or sale transactions on a forward commitment basis. In these transactions, CPF and BGAF sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, these Funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitment or "roll" transactions. The Funds take possession of any security they purchase in these transactions.

                                       20


Income Tax Status--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--The Fund's dividends are declared and credited daily and distributed monthly. The Funds do not expect to realize any long-term capital gains and, accordingly, do not expect to pay any capital gains distributions.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). CPF and CPF II pay BMC a monthly investment advisory fee, which is calculated by applying the Fund's average daily net assets to the following annualized fee schedule. BGAF pays BMC a monthly advisory fee based on its pro rata share of the dollar amount derived from applying BGIT's average daily net assets to the following annualized fee schedule.

          .50% of the first $100 million
          .45% of the next $100 million
          .40% of the next $100 million
          .35% of the next $100 million
          .30% of the next $100 million
          .25% of the next $1 billion
          .24% of the next $1 billion
          .23% of the next $1 billion
          .22% of the next $1 billion
          .21% of the next $1 billion
          .20% of the next $1 billion
          .19% of average daily net assets over $6.5 billion

                                       21


BMC provides the Funds with all investment advice. Twentieth Century Services, Inc. pays all compensation of Fund officers and directors who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

CPF, CPF II and BGIT have Administrative Services and Transfer Agency Agreements with Twentieth Century Services, Inc. (TCS), a wholly owned subsidiary of TCC. Under the agreement, TCS provides substantially all administrative and transfer agency services necessary to operate each Fund. Fees for these services are based on transaction volume, number of accounts and average net assets of all funds in The Benham Group. The agreement was formerly with Benham Financial Services, Inc.

The Funds have an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to .53% for CPF, .73% for CPF II, and .60% for BGAF of average daily net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

The payables to affiliates as of September 30, 1996, based on the above agreements, were as follows:
                                     Capital        Capital        Benham
                                  Preservation   Preservation    Government
                                      Fund          Fund II      Agency Fund
                                  -------------  -------------  -------------

Investment Advisor ............  $   670,492       88,387         138,845
Administrative Services .......      240,442       19,125          38,186
Transfer Agent ................      291,481       35,622          64,347
                                   ---------      -------         -------
                                 $ 1,202,415      143,134         241,378
                                   =========      =======         =======

As of September 30, 1996, certain other funds managed by BMC (the variable-rate Funds) owned shares of CPF, with a total value of $7,616,444. The terms of such transactions were identical to those of nonrelated entities except that, to avoid duplicative investment advisory and administrative fees, the variable-rate funds do not pay BMC or TCS investment advisory and administrative fees for assets invested in shares of CPF.

CPF, CPF II and BGIT have distribution agreements with Twentieth Century Securities, Inc., which is responsible for promoting sales and distributing the Funds' shares. Twentieth Century Securities, Inc. is a wholly owned subsidiary of TCC. The distribution agreements were formerly with Benham Distributors, Inc.


                                       22

(3)   CAPITAL STOCK

CPF and CPF II are each authorized to issue ten billion (10,000,000,000) shares of common stock, which may be issued in two or more series. Of the ten billion shares, five billion each (5,000,000,000) are designated "Series A Common Stock." The remaining five billion shares may be designated and classified as additional series from time to time at the discretion of the respective boards of directors. BGAF is authorized to issue an unlimited number of shares of beneficial interest.

(4)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending March 31, 1996, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                                       23

                         CAPITAL PRESERVATION FUND, INC.
                        Schedule of Investment Securities
                               September 30, 1996
                                   (Unaudited)

                                                    Rate**   Maturity        Face Amount             Value             Percent
                                                    ------    ------           --------            --------            -------
U.S. Treasury bills ......................           4.87%   10/03/96      $   50,000,000          49,986,667           1.68%
U.S. Treasury bills ......................           4.98    10/10/96         150,000,000         149,815,875           5.04
U.S. Treasury bills ......................           5.09    10/17/96         250,000,000         249,443,556           8.40
U.S. Treasury bills ......................           5.22    10/31/96           1,500,000           1,493,588            .05
U.S. Treasury bills ......................           5.06    11/07/96         275,000,000         273,597,854           9.18
U.S. Treasury bills ......................           5.03    11/14/96         200,000,000         198,794,400           6.67
U.S. Treasury bills ......................           5.10    11/21/96         150,000,000         148,937,854           5.01
U.S. Treasury bills ......................           5.18    11/29/96         185,000,000         183,463,296           6.17
U.S. Treasury bills ......................           5.26    12/05/96         150,000,000         148,607,915           5.00
U.S. Treasury bills ......................           5.23    12/12/96         125,000,000         123,722,500           4.15
U.S. Treasury bills ......................           5.29    12/19/96          75,000,000          74,150,750           2.49
                                                                           --------------       -------------         ------
    Total (cost $1,602,014,255) .........................................   1,611,500,000       1,602,014,255          53.84
                                                                           --------------       -------------         ------
U.S. Treasury notes ......................           8.000   10/15/96          50,000,000          50,053,169           1.68
U.S. Treasury notes ......................           6.875   10/31/96         427,950,000         428,473,528          14.40
U.S. Treasury notes ......................           4.375   11/15/96         175,000,000         174,793,731           5.87
U.S. Treasury notes ......................           7.250   11/15/96         275,000,000         275,625,254           9.26
U.S. Treasury notes ......................           7.250   11/30/96          44,000,000          44,126,562           1.48
U.S. Treasury notes ......................           7.500   12/31/96         280,000,000         281,412,853           9.46
                                                                           --------------       -------------         ------
    Total (cost $1,254,485,097) .........................................   1,251,950,000       1,254,485,097          42.15
                                                                           --------------       -------------         ------
STRIPS-- PRINCIPAL .......................           5.25    11/15/96          50,000,000          49,676,563           1.67
STRIPS-- COUPON ..........................           5.18    11/15/96          70,000,000          69,552,622           2.34
                                                                           --------------       -------------         ------
    Total (cost $119,229,185) ...........................................     120,000,000         119,229,185           4.01
                                                                           --------------       -------------         ------
TOTAL INVESTMENT SECURITIES
  (cost $2,975,728,537*) ................................................  $2,983,450,000       2,975,728,537         100.00%
                                                                           ==============       =============         ======

------------------------

*   Cost for financial reporting and federal income tax purposes is the same.
**  The rates for U.S.  Treasury  bills and STRIPS are the yields to maturity as of September 30, 1996.  The rate for U.S.  Treasury notes is the stated coupon rate.
    See the accompanying notes to financial statements.

                                       24

                       CAPITAL PRESERVATION FUND II, INC.
                        Schedule of Investment Securities
                               September 30, 1996
                                   (Unaudited)

Repurchase Agreements:

         Issuer                                      Collateral                                   Rate   Maturity+   Value   Percent
    -----------------                   ---------------------------------------------             ----    -----     -------  -------
Bank of America Securities ... Due in the amount of $12,001,867 (collateralized by $12,250,000    5.60% 10/01/96 $12,000,000   5.0%
                               in U.S. Treasury notes, 5.750%, due 09/30/97)

Barclay's De Zoete ........... Due in the amount of $12,001,867 (collateralized by $9,569,000     5.60  10/01/96  12,000,000   5.0
                               in U.S. Treasury bonds, 10.750%, due 08/15/05)

BT Securities ................ Due in the amount of $12,001,867 (collateralized by $11,950,000    5.60  10/01/96  12,000,000   5.0
                               in U.S. Treasury notes, 7.250%, due 02/15/98)

Daiwa Securities ............. Due in the amount of $60,009,550 (collateralized by $50,000,000    5.73  10/01/96  60,000,000  25.0
                               in U.S. Treasury bonds, 8.750%, due 05/15/17; $244,000
                               in U.S. Treasury bonds, 8.125%, due 08/15/19; and $175,000 in U.S.
                               Treasury bonds, 8.875%, due 08/15/17)

First Boston ................. Due in the amount of $12,001,833 (collateralized by $12,255,000    5.50  10/01/96  12,000,000   5.0
                               in U.S. Treasury notes, 6.000%, due 09/30/98)

Hong Kong and Shanghai ....... Due in the amount of $12,001,883 (collateralized by $12,100,000    5.65  10/01/96  12,000,000   5.0
                               U.S. Treasury notes, 5.625%, due 06/30/97)

Goldman Sachs Company ........ Due in the amount of $12,001,867 (collateralized by $11,815,000    5.60  10/01/96  12,000,000   5.0
                               in U.S. Treasury notes, 8.000%, due 10/15/96)

JP Morgan Securities, Inc. ... Due in the amount of $12,001,867 (collateralized by $12,000,000    5.60  10/01/96  12,000,000   5.0
                               in U.S. Treasury bonds, 7.125%, due 02/15/23 and $40,000 in U.S.
                               Treasury bonds, 7.625% due 11/15/22)


                                       25


Schedule of Investment Securities--Capital Preservation Fund II, Inc. (Continued)
===================================================================================================================================


         Issuer                                      Collateral                                   Rate  Maturity+   Value   Percent
-----------------                   ---------------------------------------------                 ----    -----    -------  -------
Nikko Securities ............. Due in the amount of $12,001,900 (collateralized by $11,180,000    5.70% 10/01/96 $12,000,000   5.0%
                               in U.S. Treasury bonds, 7.625%, due 11/15/22)

Sanwa Securities ............. Due in the amount of $12,001,883 (collateralized by $12,274,000    5.65  10/01/96  12,000,000   5.0
                               in U.S. Treasury notes, 6.375%, due 03/31/01)

Swiss Bank Corp. ............. Due in the amount of $12,001,900 (collateralized by $9,842,000     5.70  10/01/96  12,000,000   5.0
                               in U.S. Treasury bonds, 9.250%, due 02/15/16)

Union Bank of Switzerland .... Due in the amount of $60,009,533 (collateralized by $50,150,000    5.72  10/01/96  60,000,000  25.0
                               in U.S. Treasury bonds, 8.875%, due 08/15/17)
                                                                                                                ------------ ------

TOTAL INVESTMENT SECURITIES (cost $240,000,000*) .............................................................. $240,000,000 100.00%
                                                                                                                ============ ======
------------------------

+   All repurchase agreements were entered into on September 30, 1996.
*   Cost for financial reporting and federal income tax purposes is the same.

    See the accompanying notes to financial statements.

                                       26

                          BENHAM GOVERNMENT AGENCY FUND
                        Schedule of Investment Securities
                               September 30, 1996
                                   (Unaudited)

                                                                                                Face
                                                                     Rate**  Maturity          Amount            Value     Percent
                                                                     -----    ------          -------           -------    -------
U.S. Government Agency Discount Notes
Federal Farm Credit Bank .........................                   5.25%   10/09/96    $   10,000,000        9,988,489     2.08%
Federal Farm Credit Bank .........................                   5.42    10/15/96         7,000,000        6,985,436     1.46
Federal Farm Credit Bank .........................                   5.35    10/17/96        10,000,000        9,976,534     2.08
Federal Farm Credit Bank .........................                   5.41    10/21/96         4,000,000        3,988,133     0.83
Federal Home Loan Bank ...........................                   5.41    10/15/96        13,425,000       13,397,120     2.80
Federal Home Loan Bank ...........................                   5.31    10/28/96         8,000,000        7,968,560     1.66
Federal Home Loan Bank ...........................                   5.30    11/05/96        10,000,000        9,949,152     2.08
Federal Home Loan Bank ...........................                   5.36    11/13/96         6,000,000        5,962,088     1.24
Federal Home Loan Bank ...........................                   5.27    11/21/96        33,000,000       32,756,900     6.84
Federal Home Loan Bank ...........................                   5.29    12/03/96        24,500,000       24,276,193     5.07
Federal Home Loan Bank ...........................                   5.44    12/04/96         6,000,000        5,942,720     1.24
Federal Home Loan Bank ...........................                   5.44    12/16/96         6,000,000        5,932,043     1.24
Federal Home Loan Bank ...........................                   5.27    12/31/96        10,000,000        9,868,555     2.06
Federal Home Loan Bank ...........................                   5.40    01/31/97         6,000,000        5,891,623     1.23
Federal Home Loan Bank ...........................                   5.29    02/10/97         1,000,000          980,860     0.20
Federal Home Loan Bank ...........................                   5.32    02/11/97        10,000,000        9,806,226     2.05
Federal Home Loan Bank ...........................                   5.29    02/18/97         5,000,000        4,898,500     1.02
Federal Home Loan Bank ...........................                   5.58    03/05/97         5,000,000        4,881,597     1.02
Student Loan Marketing Association ...............                   5.20    10/01/96        13,000,000       13,000,000     2.71
Student Loan Marketing Association ...............                   5.42    12/18/96        42,290,000       41,800,291     8.73
Student Loan Marketing Association ...............                   5.26    12/31/96        44,000,000       43,423,363     9.07
Tennessee Valley Authority .......................                   5.27    10/10/96        10,000,000        9,987,000     2.08
Tennessee Valley Authority .......................                   5.37    10/22/96        10,000,000        9,969,130     2.08
Tennessee Valley Authority .......................                   5.27    11/01/96        25,000,000       24,888,056     5.20
Tennessee Valley Authority .......................                   5.41    11/06/96        20,000,000       19,893,320     4.15
                                                                                            -----------      -----------    -----
    Total (cost $336,411,889) .......................................................       339,215,000      336,411,889    70.22
                                                                                            -----------      -----------    -----

                                       27

Schedule of Investment Securities--Benham Government Agency Fund (Continued)
====================================================================================================================================

                                                                                                 Face
                                                                     Rate**  Maturity+          Amount           Value     Percent
                                                                     -----    ------           -------          -------    -------
U.S. Government Agency Notes
Federal Farm Credit Bank ..........................                  5.530%  10/01/96        $8,000,000        8,000,000     1.67%
Federal Farm Credit Bank ..........................                  5.600   11/01/96         5,000,000        4,999,509     1.04
Federal Farm Credit Bank ..........................                  5.560   01/02/97         4,695,000        4,695,000      .98
Federal Farm Credit Bank ..........................                  5.520   01/02/97         4,000,000        4,000,000      .83
Federal Home Loan Bank ............................                  7.100   10/25/96         2,500,000        2,502,678      .52
Federal Home Loan Bank ............................                  5.645   05/15/97         9,525,000        9,524,364     2.00
                                                                                             ----------       ----------    -----
    Total (cost $33,721,551) ........................................................        33,720,000       33,721,551     7.04
                                                                                             ----------       ----------    -----

U.S. Government Agency Floating-Rate Notes***
Student Loan Marketing Association,
  resets weekly off the 3-Month T-Bill rate
  plus .12% with no caps, final maturity 10/10/96 .....               5.44   10/01/96         5,000,000        4,999,892     1.04
Student Loan Marketing Association,
  resets weekly off the 3-Month T-Bill rate
  plus .40% with no caps, final maturity 11/01/96 .....               5.72   10/01/96        10,000,000       10,001,676     2.09
Student Loan Marketing Association,
  resets weekly off the 3-Month T-Bill rate
  plus .09% with no caps, final maturity 03/13/97 .....               5.41   10/01/96         5,000,000        5,000,000     1.04
Federal Farm Credit Bank, resets weekly off the
  6-Month T-Bill rate plus .05% with no caps,
  final maturity 06/13/97 .............................               5.57   10/01/96        19,000,000       19,000,000     3.96
Federal Farm Credit Bank, resets monthly off the
  3-Month T-Bill rate plus .22% with no caps,
  final maturity 07/01/97 .............................               5.43   10/01/96        10,000,000        9,999,275     2.09
Federal Farm Credit Bank, resets weekly off the
  6-Month T-Bill rate plus .05% with no caps,
  final maturity 06/19/97 .............................               5.57   10/01/96        10,000,000       10,000,000     2.09
Federal Farm Credit Bank, resets monthly off the
  1-Month LIBOR minus .20% with no caps,
  final maturity 03/17/97 .............................               5.29   10/17/96        25,000,000       24,986,597     5.21
Federal Home Loan Bank, resets monthly off the
  1-Month LIBOR minus .16% with no caps, final
  maturity 04/04/97 ...................................               5.28   10/04/96        15,000,000       14,992,925     3.13
Federal Home Loan Bank, resets monthly off the
  1-Month LIBOR minus .16% with no caps, final
  maturity 03/27/97 ...................................               5.29   10/27/96        10,000,000        9,996,221     2.09
                                                                                            -----------       ----------   ------
    Total (cost $108,976,586) .......................................................       109,000,000      108,976,586    22.74
                                                                                            -----------       ----------   ------
TOTAL INVESTMENT SECURITIES (cost $479,110,026*) ....................................      $481,935,000      479,110,026   100.00%
                                                                                            ===========      ===========   ======
------------------------------------------------------------------------------------------------------------------------------------

*   Cost for financial reporting and federal income tax purposes is the same.
**  The rates for U.S.  government  agency  discount  notes are the yield to maturity as of September  30, 1996.  The rates for U.S.
    government agency notes and U.S. Treasury notes are the stated coupon rates. The rates for the floating-rate notes are the reset rates as of September 30, 1996.
*** These  floating-rate  notes do not have caps. A cap is a  predetermined  rate that a fixed-income  security's  coupon will never exceed,  regardless of where the coupon formula resets. A cap limits the investor's coupon payments,  regardless of how interest rates rise. In volatile interest rate  environments,  caps can cause and amplify price instability for fixed-income  securities.
    Therefore, it has always been the policy of the Fund not to purchase floating-rate notes with caps.

+   The maturity for U.S.  government  agency  floating-rate  notes is the next interest reset date.

    See the accompanying notes to financial statements.

                                       28

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

Maryanne Roepke
Treasurer and Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


TWENTIETH CENTURY MUTUAL FUNDS
and THE BENHAM GROUP

------------------------------

P.O. Box 419200 * Kansas City, Missouri 64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Internet: http://www.twentieth-century.com

For more information on risks, management fees and expenses, call 1-800-345-2021 for a free prospectus. Read the prospectus carefully before investing or sending money.

(C) 1996 Twentieth Century Services, Inc.
Twentieth Century Securities, Inc.    BN-BKT-6132 11/96


                                  [back cover]